UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) – January 18, 2005

The First of Long Island Corporation
(Exact Name of Registrant as Specified in Charter)

New York (State or Other Jurisdiction of Incorporation)	0-12220 (Commission File Number)	11-2672906 (IRS Employer Identification No.)

10 Glen Head Road, Glen Head, New York (Address of Principal Executive Offices)	11545 (Zip Code)

Registrant’s telephone number, including area code – (516) 671-4900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On January 18, 2005, The First of Long Island Corporation entered into an employment agreement with its President and Chief Executive Officer, Michael N. Vittorio. This agreement replaces the employment agreement between the Corporation and Mr. Vittorio dated July 1, 2004. This agreement along with the July 1, 2004 agreement are furnished as Exhibits 10.1 and 10.2, respectively, to this form 8-K filing.

Item 9.01. Financial Statements and Exhibits

Exhibit 10.1 Employment Agreement Between The First of Long Island Corporation and Michael N. Vittorio

dated January 3, 2005.

Exhibit 10.2 Employment Agreement Between The First of Long Island Corporation and Michael N. Vittorio

dated July 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 19, 2005	The First of Long Island Corporation ——————————————— (Registrant) By: /s/ Mark D. Curtis —————————————————— Mark D. Curtis Senior Vice President & Treasurer (principal accounting & financial officer)